Shareholders' equity - Earnings per share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Shareholders' equity
Net income (loss) for the year attributable to NEXA's shareholders	$ (146,626)	$ 74,860	$ 126,885
Weighted average number of outstanding common shares	132,622	133,313	116,527
Earnings per share in US Dollars	$ (1.11)	$ 0.56	$ 1.09